Exhibit 10.23

BERMAN CENTER, INC.
PLACEMENT AGENT AGREEMENT

Dated as of: October 6, 2006

Hunter World Markets, Inc.
9300 Wilshire Boulevard
Penthouse Suite
Beverly Hills, CA 90212

Ladies and Gentlemen:

The undersigned, Berman Center, Inc. (the “Company”), hereby agrees with Hunter World Markets, Inc. (“Hunter”, and with the Company, the “Parties”) as follows:

1. Exclusive Placement Agency.

  The Company hereby engages Hunter for a period of twenty-four (24) months from the date hereof (the “Term”) to act as its exclusive placement agent for potential financing transactions on a “best efforts” basis involving the issuance and sale of debt and/or equity securities (the “Securities”) by the Company (an “Offering”), the type and dollar amount being as mutually agreed to by the Parties.

  Hunter shall exercise good faith in its performance under this Agreement in obtaining financing opportunities for the Company, but Hunter shall not be obligated to sell any securities under this Agreement and an Offering by Hunter shall be solely on a “best efforts basis.”

The Company shall generally have the responsibility to prepare a Private Placement Memorandum (“PPM”), which shall not contain a materially misleading statement, or omit to state a fact required to make the statement therein not misleading. An Offering shall be conducted pursuant to Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) and shall be offered and sold only to “Accredited Investors” as that term is defined in Regulation D. An Offering is intended to qualify as a Regulation D, Rule 506 transaction. Other than Hunter itself, no person, party or entity, including the Company, its officers, directors, employees, agents, or attorneys, may distribute the Private Placement Memorandum used in connection with the offering of the Securities, in any manner (including electronically) to any party, without the prior written consent of Hunter.

2. Compensation.

As compensation to Hunter for performance under this Agreement, the Company shall issue to Hunter 800,000 shares of the Company’s Common Stock.

As compensation for the Securities sold directly by Hunter in Offering, Hunter will receive compensation as mutually agreed by the Parties at the time of an Offering, depending on the type and size of the Offering.

3. Exclusivity.

Hunter shall act as the Company’s exclusive placement agent during the Term of this Agreement. The Company may not solicit, engage or continue to work with any underwriters, third party finders, brokers, or other consultants, during the Term of this Agreement, without express written approval of Hunter. During the Term, the Company shall provide Hunter with the name and other pertinent information on any potential investor before accepting such investment, however the Company shall at all times retain sole discretion to accept such investment.

4. Representations, Warranties and Covenants of Hunter.

Hunter represents, warrants and covenants as follows:

(a) Hunter has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby.

(b) The execution and delivery by Hunter of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which Hunter is a party or by which Hunter or its properties are bound, or any judgment, decree, order or, to Hunter’s knowledge, any statute, rule or regulation applicable to Hunter. This Agreement, when executed and delivered by Hunter, will constitute the legal, valid and binding obligations of Hunter, enforceable in accordance with their respective terms, except to the extent that (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the enforceability hereof or thereof is subject to general principles of equity, or (iii) the indemnification provisions hereof or thereof may be held to violate public policy.

(c) Hunter will not deliver any documents related to an Offering to any person it does not reasonably believe to be an Accredited Investor based upon documentary evidence thereof, where appropriate.

(d) Hunter will not intentionally take any action that it reasonably believes would cause an Offering to violate the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, the respective rules and regulations promulgated thereunder (the “Rules and Regulations”) or applicable “Blue Sky” laws of any state or jurisdiction.

(e) Hunter shall use all reasonable efforts to determine (i) whether the Investor is an Accredited Investor and (ii) that any information furnished by the Investor is true and accurate. Hunter shall have no obligation to insure that any check, note, draft or other means of payment for the Securities will be honored, paid or enforceable against the Investor in accordance with its terms.

(f) Hunter is a member of the NASD, and is a broker-dealer registered as such under the Securities Exchange Act of 1934 and under the securities laws of the states in which the Securities will be offered or sold by Hunter, unless an exemption for such state registration is available to Hunter. Hunter is in compliance with all material rules and regulations applicable to Hunter generally and applicable to Hunter’s participation in an Offering.

(g) In connection with Hunter's activities hereunder on the Company's behalf, the Company shall furnish Hunter with all reasonable information concerning the Company and its operations that Hunter deems necessary or appropriate (the "Company Information") and shall provide Hunter with reasonable access to the Company's books, records, officers, directors, employees, accountants and counsel. Hunter agrees that the Company Information will be used solely for the purpose of performing its services hereunder. Hunter will keep the Company Information provided hereunder confidential and will not disclose such Company Information or any portion thereof, except in connection with the performance under this Agreement. Hunter's confidentiality obligations under this Agreement shall not apply to any portion of the Company Information which (i) at the time of disclosure to Hunter or thereafter is generally available to and known by the public (other than as a result of a disclosure directly or indirectly by Hunter in violation of this Agreement); (ii) has been independently acquired or developed by Hunter without violating any of its obligations under this Agreement; or (iii) the disclosure of which is legally compelled (whether by deposition, interrogatory, request for documents, subpoena, civil or administrative investigative demand or other similar process). In the event that Hunter becomes legally compelled to disclose any of the Company Information, Hunter shall provide the Company with prompt prior written notice of such requirement so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement. The obligations of the Parties under this Section 4(g) shall survive the termination of this Agreement for 12 months.

5. Representations and Warranties of the Company.

The Company represents and warrants as follows:

(a) The execution, delivery and performance of this Agreement has been or will be duly and validly authorized by the Company and will be, a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the enforceability hereof or thereof is subject to general principles of equity or (iii) the indemnification provisions hereof or thereof may be held to violate public policy.

(b) There is no litigation or governmental proceeding pending or, to the best of the Company’s knowledge, threatened against, or involving the properties or business of the Company.

(c)  The Company is not aware of any federal or securities violations by any of its current officers, directors or consultants, nor does the Company believe that any of its officers, directors or consultants are or were the subject of any enforcement proceedings by the Securities Exchange Commission or the National Association of Securities Dealers.

(d) The Company has been duly organized and is validly existing as a corporation the laws of Delaware. The Company has all requisite power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its business (and proposed business), and the Company is doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all foreign, federal, state and local laws, rules and regulations concerning the business in which it is engaged. The Company has all power and authority to enter into this Agreement, to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection herewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the securities except for applicable federal and state securities laws.

(e) The Company is not in breach of, or in default under, any term or provision of any material indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Company is not in violation of any provision of its charter or by-laws (other than the obligation to hold annual meetings of its shareholders and related matters) or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation.

(f) The Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business and to the best of the Company’s knowledge there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company’s businesses except any claim or action that would not have a material adverse effect on the Company; to the best of the Company’s knowledge, the Company’s current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

6. Certain Covenants and Agreements of the Company.

The Company covenants and agrees at its expense and without any expense to Hunter as follows:

(a) To advise Hunter prior of any material adverse change in the Company’s financial condition, prospects or business or of any development materially affecting the Company occurring at any time prior to the closing of any contemplated Offering.

(b) To ensure that any transactions between or among the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an “arm’s length” transaction with an independent third party.

(c) To cooperate with Hunter as to permit an Offering to be conducted in a manner consistent with the applicable state and federal securities.

(d) To not cause or knowingly permit any action to be taken in connection with a proposed Offering which violates the Securities Act of 1933 or any State securities laws.

7. Indemnification.

(a) The Company hereby agrees that it will indemnify and hold Hunter and each officer, director, shareholder, employee, attorneys, accountants, agents or representative of Hunter, and each person controlling, controlled by or under common control with Hunter within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 or the SEC’s rules and regulations promulgated thereunder (the “Rules and Regulations”), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition including attorneys’ fees in the event of a breach of this representation and warranty) to which Hunter or such indemnified person of Hunter may become subject under the Securities Act of 1933, the Securities Exchange Act of 1934, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (a) this Agreement, (b) any written offering material prepared by the Company including a PPM (except those written statements relating to Hunter given by an indemnified person for inclusion therein), (c) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Securities under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section 7(a), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against Hunter or such indemnified person as a direct result of Hunter or such person’s gross negligence or willful misfeasance will be promptly repaid to the Company.

(b) Hunter hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the Securities Act of 1933, the Securities Exchange Act of 1934, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of Hunter or its officers, employees or representatives in acting as placement agent for an Offering or (ii) the breach of any representation, warranty, covenant or agreement made by Hunter in this Agreement.

(c) Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 7(a) or 7(b), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section 7(a) or 7(b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party’s control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if, (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

(d)  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 7(a) or 7(b) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and Hunter shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that Hunter shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to Hunter and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 7(f) of the Securities Act of 1933 shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), any person controlling, controlled by or under common control with Hunter, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as Hunter and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this Section 7(d), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby. The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement. Notwithstanding anything to the contrary in this Section 7, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent.

8. Non-Circumvention.

  Pursuant to this Agreement, it is contemplated that Hunter shall supply to the Company and its officers and directors prior to an Offering a certified list (the “Certified List”) of investors and customers that Hunter will have contacted in connection with a proposed Offering. If, during the twelve month period after the commencement of such Offering, the Company completes a Transaction (as defined below) with a person on the Certified List, the Company shall pay Hunter concurrently with the closing of such Transaction the compensation at a fair market value rate for procuring the investment for such person.

“Transaction” shall be defined as any direct or indirect sale, transfer, conveyance, exchange, financing, investment, trade, exchange or other change in legal or beneficial ownership of any property, whether accomplished by an issuance or purchase of assets of securities, merger, consolidation, management contract, joint venture, partnership, trade or exchange of assets or stock or otherwise.

9. Miscellaneous.

(a) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.
(b) Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed, addressed as follows:

To Hunter:

Hunter World Markets, Inc.
9300 Wilshire Boulevard
Penthouse Suite
Beverly Hills, CA 90212
Attention: Todd Ficeto
Telephone: (310) 286-2211
Fax: (310) 286-2373

To the Company:

Berman Center, Inc.
211 East Ontario
Suite 800
Chicago, IL 60611
Attention: Samuel Chapman
Telephone: (800) 709-4709
Facsimile: (312) 255-8007

with a copy to:

Kirkpatrick & Lockhart Nicholson Graham LLP
10100 Santa Monica Blvd., Suite 700
Los Angeles, CA 90067
Attention: Jeryl Bowers
Telephone: 310-552-5000
Fax: 310-552-5001
or to such other address of which written notice is given to the others.

(c) This Agreement shall be construed pursuant to the laws of the State of California without regard to conflicts of law principals thereof. Any controversy arising hereunder shall be resolved by arbitration from the American Arbitration Association.

(d) This Agreement contains the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

(e) If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BERMAN CENTER, INC.

/s/ Samuel Chapman
		By:	Samuel Chapman
		Its:	Chief Executive Officer

AGREED AND ACCEPTED

HUNTER WORLD MARKETS, INC.

/s/ Todd Ficeto
By:	Todd Ficeto
Its:	President and CEO